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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

USL Capital Corporation:

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our opinion dated January 28, 1994, appearing in your annual report on Form 10-K and to the reference to us under the heading "Experts" in the prospectus which is part of this Registration Statement.



COOPERS & LYBRAND L.L.P.

San Francisco, California
December 13, 1994